                                                                    EXHIBIT 24.1


                               POWER OF ATTORNEY
                               -----------------


        KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard Karl Goeltz, Stephen P. Norman and Louise
M. Parent and each of them severally, his or her true and lawful attorney-in-fact, with power to act with or without each other and with power of substitution and resubstitution, to execute in his or her name, place and stead in capacity as a director or officer of American Express Company, a Registration Statement with respect to the registration of $500,000,000 aggregate principal amount of debt securities ("Debt Securities") of the Company to be issued directly by the Company or in the form of capital securities ("Capital Securities") to be issued by trusts for which the Company will be the depositor and the principal asset of which is a Debt Security and a guarantee of the Company with respect to the Capital Securities, any and all amendments to such Registration Statement, with exhibits thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or their substitutes, may do or cause to be done by virtue hereof.

        This Power of Attorney may be executed in counterparts.

        IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney as of the 1st day of June, 1998.

                                AMERICAN EXPRESS COMPANY


                                By: /s/ Richard Karl Goeltz
                                    -------------------------------------
                                Richard Karl Goeltz
                                Vice Chairman and Chief Financial Officer




[CORPORATE SEAL]


Attest: /s/ Stephen P. Norman
        ---------------------
Stephen P. Norman
Secretary
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/s/ Harvey Golub                                /s/ Charles W. Duncan, Jr.
----------------------------                    --------------------------------
Harvey Golub                                    Charles W. Duncan, Jr.
Chairman, Chief Executive                       Director
   Officer and Director

/s/ Kenneth I. Chenault                         /s/ Beverly Sills Greenough
----------------------------                    --------------------------------
Kenneth I. Chenault                             Beverly Sills Greenough
President, Chief Operating                      Director
   Officer and Director

/s/ Richard Karl Goeltz                         /s/ F. Ross Johnson
----------------------------                    --------------------------------
Richard Karl Goeltz                             F. Ross Johnson
Vice Chairman and                               Director
   Chief Financial Officer

/s/ Daniel T. Henry                             /s/ Vernon B. Jordan, Jr.
----------------------------                    --------------------------------
Daniel T. Henry                                 Vernon B. Jordan, Jr.
Senior Vice President and                       Director
   Comptroller

/s/ Daniel F. Akerson                           /s/ Jan Leschly
----------------------------                    --------------------------------
Daniel F. Akerson                               Jan Leschly
Director                                        Director

/s/ Anne L. Armstrong                           /s/ Drew Lewis
----------------------------                    --------------------------------
Anne L. Armstrong                               Drew Lewis
Director                                        Director

                                                /s/ Frank P. Popoff
----------------------------                    --------------------------------
Edwin L. Artzt                                  Frank P. Popoff
Director                                        Director

/s/ William G. Bowen
----------------------------
William G. Bowen
Director